T. Rowe Price High Yield Multi-Sector Account Portfolio

Supplement to Prospectus dated July 1, 2023, as supplemented

Important Information about the T. Rowe Price High Yield Multi-Sector Account Portfolio

On January 31, 2024, all assets of the fund were sold in accordance with the approval by the fund’s board of directors to close and liquidate the fund. As a result, the fund will no longer be offered to shareholders for purchase.

The date of this supplement is February 5, 2024.

2/5/24